Exhibit 99.1

November 2007 Allis-Chalmers Energy

Forward-Looking Statements This presentation is presented as a brief company overview for the information of investors, analysts and other parties with an interest in Allis-Chalmers Energy Inc. (herein referred to as "the Company", "Allis-Chalmers" and by its stock exchange ticker, "ALY"). The management of Allis-Chalmers hopes that this presentation will encourage analysts and investors to investigate more about the Company through its Securities and Exchange Commission (SEC) filings, press releases and other public materials. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company. This presentation contains forward-looking statements, including, in particular, statements about ALY's business, financial condition, plans, strategies and prospects. Words such as expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying forward-looking statements. These statements are based on the Company's current assumptions, expectations and projections about future events based on facts known to the Company and are subject to a wide range of business risks. The Company encourages investors to review the information regarding the risks inherent to Allis-Chalmers and the energy industry in which it operates, as described in its Form 10-K for the year ended December 31, 2006, and in subsequent filings with the SEC. This presentation does not purport to be all-inclusive or to contain all of the information that a reader may desire as to the structure or the affairs of the Company. Although the Company believes that the assumptions reflected in these forward-looking statements are reasonable, the Company can give no assurance that these assumptions will prove to be correct or that financial or market forecasts, savings or other benefits anticipated in the forward-looking statements will be achieved. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those projected. The information contained in this presentation is only current as of its date, and the Company undertakes no obligation to update this presentation unless otherwise required by law.

Multi-Faceted Oilfield Services Company Directional Drilling Underbalanced Drilling Tubular Services Production Services Rental Services International Drilling Premium drill pipe and specialized rental equipment Drilling, completion, workover and related services in Argentina Well planning & engineering services, directional drilling packages, downhole motors, measurement-while-drilling Compressed air equipment, bits, chemicals and products for underbalanced drilling Specialized equipment and operators for casing and tubing services Wire line services, land and offshore pumping services and coil tubing

Proven Growth Strategy Mitigate cyclical risk through balanced operations Expand geographically internationally and domestically Prudently pursue strategic, complementary acquisitions Expand products and services Since 2003, invested $150 million in capex for organic growth Current 2007 capital budget of $120 million and $135 million in 2008 Increase utilization of assets in the U.S. Invest in new technology Shape organic and acquisition growth efforts to provide balance between: Onshore vs. offshore Drilling vs. production Domestic vs. international Natural gas vs. crude oil Rental tools vs. service vs. contract drilling

Successful Execution of Growth Strategy Prudently pursue strategic acquisitions at attractive valuations to complement organic growth Track record of successful integration and retention of key personnel Completed 5 acquisitions in 2006 for a total consideration of over $600 million Specialty Rentals - rental equipment Rogers Oil Tools - power drill pipe tongs DLS - international drilling & workover Petro-Rentals - production services Oil & Gas Rental Services - premium drill pipe, specialized rental equipment Total of $150 million in capital expenditures since 2003 Completed four "bolt-on" acquisitions in 2007 in directional/tubular segments

Diversified Cash Flow Stream Rental Services International Drilling Directional Drilling Underbalanced Drilling Tubular Services Production Services 92.9 160.3 69.4 36 41 27.2 Does not include general corporate items. ($ in millions) ($ in millions) Do not rely on just one segment for financial and operational results Strive to diversify revenue and cash flow stream through: Organic growth of existing business lines Strategic acquisitions YTD 9/30/07 Pro Forma Revenue YTD 9/30/07 Operating Income + D&A Rental Services International Drilling Directional Drilling Underbalanced Drilling Tubular Services Production Services 60.8 38.4 16.1 11.8 12.4 15.7

2002 - 2003 business lines: Tubular Services, Directional Drilling, Underbalanced Drilling 2006 - Established: Rental Services, International Drilling, Production Services Diversified with increased exposure to offshore, international and production Successful Execution of Growth Strategy Note: (1) 2007 period pro-forma for all acquisitions; (2) LTM 9/30/07 includes pretax gain on sale of assets of $8.9 million; (3) Adjusted EBITDA net income + interest expense + income taxes + D&A + stock based compensation. 2003 2004 2005 2006 PF - LTM 9/30/07 Revenue 33 48 105 307 557 Adjusted EBITDA 9 8 20 89.5 192 $33 $8 $20 $105 $9 $48 $307 $93 ($ in millions) $192 $557

Business Overview

Rental Services 2004 2005 2006 9 mos 2007 0.6 5.1 51.5 92.9 Specialized rental equipment for onshore and offshore operations: premium drill pipe, spiral heavy weight drill pipe, blow out preventors and valves and handling tools 138 employees Significant expansion through acquisitions Specialty Rental Tools January 2006 Oil & Gas Rental Services December 2006 Balanced mix of onshore/offshore work Texas, Oklahoma, Louisiana, Mississippi, Colorado, offshore in the Gulf of Mexico and Malaysia, Colombia, Russia and Mexico Revenue Operating Income + D&A Source: Spears & Associates, Inc. ($ in millions) ($ in millions) $0.6 $5.1 $92.9 2004 2005 2006 9 mos 2007 0 1.8 33.6 60.8 $0.0 $1.8 $60.8 $51.5 $33.6

International Drilling 2004 2005 2006 9 mos 2007 20 22 37.9 38.4 Acquisition of DLS in August of 2006 - over 40 years of experience 2nd largest provider of land drilling & workover services in Argentina Fleet of 52 rigs - 20 drilling, 18 workover and 13 pulling rigs in Argentina and one drilling rig in Bolivia Awarded five year new-build agreement for 14 service and four drilling rigs Operates in primarily oil-rich basins (balances natural gas exposure) Significant portion of 2008 revenues under contract (1) New rigs to be delivered beginning in 4Q07 through end of 2008 Revenue (1) Operating Income + D&A (1) ($ in millions) ($ in millions) 2004 2005 2006 9 mos 2007 112.3 129.8 173.3 160.3 $112.3 $129.8 $173.3 $20.0 $22.0 $37.9 $38.4 $160.3

Summary of DLS Contracts DLS primarily operates two types of contracts: Pan American Energy (PAE) Strategic Agreement (San Jorge Basin): Based on two components: Drilling Dayrate: The drilling dayrates under the agreement are subject to an efficiency factor for drilling depths up to 2,700 meters (or in other words, DLS receives a lump sum payment based on historical drilling time). Beyond 2,700 meters, the Drilling Rate is determined by drilling time required plus reimbursable costs. Prices are expensed in Mixed Units consisting of a mix of US Dollars and Argentine Pesos. Inflation Adjustment: The inflation adjustment is determined by various factors including labor costs, the price of oil and gas in Argentina and the Argentina Producers Basic Prices index. Daywork Contracts: Other than the PAE Contract, the majority of DLS contracts are similar to U.S. dayrate contracts, which are based on a negotiated rate per day comprised of both U.S. Dollars and Argentine Pesos. The Argentine Pesos portion is subject to inflation adjustment. PAE represented approximately 52% of 2006 DLS total revenue

Directional Drilling 2004 2005 2006 9 mos 2007 3.5 8.3 19.1 16.1 Well planning and engineering services, directional drilling packages, downhole motor technology and other services, including logging-while-drilling (LWD) and measurement-while-drilling (MWD) Horizontal and directional drilling are among the fastest growing segments of the oilfield services industry - currently 43% of wells in US Team of 120 directional drillers - 245 employees total Approximately 300 downhole motors Three recent acquisitions in 2007 added 140 motors, directional drillers and MWD tools - expanded geographic reach Revenue Operating Income + D&A ($ in millions) ($ in millions) 2004 2005 2006 9 mos 2007 24.8 43.9 72.8 69.4 $24.8 $43.9 $72.8 $69.4 $3.5 $8.3 $19.1 $16.1

Tubular Services 2004 2005 2006 9 mos 2007 10.4 20.9 50.9 41 Specialized equipment and trained operators for pipe handling services: casing and tubing installation, changing out drill pipe and retrieving production tubing 322 employees Large market - all wells require casing & tubing Acquisition of Rogers (May 2006) provided products with new technology Significant presence in Mexican market Acquisition of Rebel Rentals (October 2007) provides additional tubing running equipment for domestic and Mexican market Revenue Operating Income + D&A ($ in millions) 2004 2005 2006 9 mos 2007 4.8 7 16.5 12.4 ($ in millions) $10.4 $20.9 $50.9 $41.0 $4.8 $7.0 $16.5 $12.4

Underbalanced Drilling 2004 2005 2006 9 mos 2007 2.5 7.6 13.9 11.8 Compressed air equipment, foam units, drilling bits, hammers, chemicals and other specialized products for underbalanced drilling Underbalanced drilling is among the fastest growing services Diversified fleet allowing customized, turnkey packages - nearly 200 compressors and boosters 187 employees Texas, Oklahoma, Colorado, New Mexico, Utah, Wyoming, West Virginia, Alabama and Arkansas Revenue Operating Income + D&A 2004 2005 2006 9 mos 2007 11.6 25.7 43 36.4 ($ in millions) ($ in millions) $2.5 $7.6 $43.0 $36.4 $11.8 $13.9 $11.6 $25.7

Production Services 2004 2005 2006 9 mos 2007 0 0.8 4.1 15.7 Wire line support rentals, flow back support rentals, pressure pumping, coiled tubing support rentals, and tubing packages 135 employees Counter-cyclical - tied to production vs. drilling Significant expansion in October 2006 with acquisition of Petro-Rentals Currently operate 8 coil tubing packages; additional 6 coil tubing packages to be delivered in 4Q08 Locations in Texas and Louisiana with anticipated opening of new locations in Oklahoma, South Texas, and Arkansas in 2H07/2008 Note: 2007 results includes pretax gain on sale of assets of $8.9 million. Revenue Operating Income + D&A 2004 2005 2006 9 mos 2007 0.4 9.8 19.6 27.2 $4.1 $0.8 $0.0 $19.6 $0.4 $9.8 ($ in millions) ($ in millions) $27.2 $15.7

Investments in Technology Create Competitive Advantage Rental Tools - Deepwater landing strings and wedge thread technology - strength and performance Proprietary Rogers Hydraulic Power Tong Positioning System - safe, stable, drill pipe connection system Patented power tong for snubbing - fast and safe hands-free operations Remotely operated hydraulic "catwalk" pipe handling system for safe delivery of tubulars to rig floor Underbalanced Drilling - manufacture diamond-enhanced bits - improved rate of penetration

Financial Review

Growth in Profitability and Cash Flow 2004 2005 2006 9 mos 2007 47.7 105.3 307.3 427.1 2004 2005 2006 9 mos 2007 EBITDA 7.8 19.6 92.9 146.8 2004 2005 2006 9 mos 2007 Net Income 0.9 7.2 35.7 44.7 Calculated as net income + interest expense + income taxes + D&A + stock based compensation. (2) 2007 results include pretax gain on sale of assets of $8.9 million. Historical Revenue Growth Historical Adjusted EBITDA(1) Growth Historical Net Income Growth Historical Diluted EPS Growth 2004 2005 2006 9 mos 2007 EPS 0.09 0.44 1.66 1.29 ($ in millions) ($ in millions) ($ in millions) ($ in millions) $47.7 $105.3 $307.3 $7.8 $19.6 $92.9 $35.7 $0.9 $7.2 $0.09 $0.44 $1.66 $427.1 $146.8 $44.7 $1.29

Nine Months Results (In Millions, except per share data) 2006 For the Nine Months Ended September 30 % Change Revenue $196.1 $427.1 117.8% Adjusted EBITDA (1) $60.8 $146.8 141.4% Pretax Income $31.5 $69.5 120.6% Net Income $25.3 $44.7 77.0% Average diluted shares 20.2 34.5 70.8% Diluted earnings per share $1.25 $1.29 3.2% 2007 (1) Excludes non-cash stock compensation expense Tax Rate 19.7% 35.7% 81.2%

Improved Business Diversification Diversify revenue and cash flow stream through: Organic growth of existing business lines Strategic acquisitions Nine Months Ended 9/30/07 Operating Income + D&A Rental Services International Drilling Directional Drilling Underbalanced Drilling Tubular Services Production Services 0.39 0.25 0.1 0.08 0.08 0.1 3rd Quarter 2007 - Estimated total international revenues and EBITDA were 42% and 35%, respectively, excluding Corporate items.

Successful acquisition strategy coupled with increased margins and decreased Net debt / pro-forma EBITDA leverage ratio Natural gas Directional Drilling Casing & Tubing Air Drilling Production Services Rental Tools $141.8 43.1 30.4% 3.70x ($ in millions) Note: EBITDA calculated as net income + interest expense + income taxes + D&A. 2007 period includes pretax gain on sale of assets of $8.9 million. Commodity Exposure Business Scope LTM Revenue LTM EBITDA Natural gas / Crude oil Directional Drilling Casing & Tubing Air Drilling Production Services Rental Tools International Drilling $557.0 192.3 34.5% 2.36x Improved Financial Profile EBITDA Margin Net Debt / EBITDA Pro Forma December 31, 2005 Pro Forma September 30, 2007

Capitalization Decreased leverage ratio - 2.36x Net debt / pro-forma LTM Adjusted EBITDA December 31, 2006 September 30, 2007 ($ in millions) Cash 39.7 $ $ 63.1 Sr. Notes due 2014 255.0 $ 255.0 $ Sr. Notes due 2017 - 250.0 Other Debt 313.4 11.4 Total Debt 568.4 $ 516.4 $ Stockholders' Equity 253.9 $ 405.6 $ Total Capitalization 822.2 $ 922.0 $ Net Debt / Capitalization 68% 53%

Debt Summary $62.0 million secured revolver due April 2012 $8.8 million LC's outstanding $505 million Senior Notes 9% $255 million due January 2014 8.5% $250 million due March 2017 $5.5 million term loan at DLS $2.0 million seller notes and non-competes $2.0 million insurance premium financing $1.0 million miscellaneous

Investment Highlights Successful execution of growth strategy Strategic position in high growth markets Diversified and increased cash flow sources Strong relationships with diversified customer base Experienced management team High inside ownership

Company Headquarters 5075 Westheimer, Suite 890 Houston, TX 77056 713-369-0550 www.alchenergy.com Company Contact: Jeffrey R. Freedman, Vice President - Investor Relations jfreedman@alchenergy.com Allis-Chalmers Energy

EBITDA Reconciliations Reconciliation of EBITDA and Adjusted EBITDA to GAAP Net Income ($ in millions) For the Nine Months Ended 09/30/07 09/30/06 Net income 44.66 25.27 Depreciation and amortization 40.25 13.82 Interest expense, net 34.95 12.83 Income taxes 24.79 6.20 EBITDA 144.65 58.12 Stock compensation expense (non-cash) 2.13 2.64 Adjusted EBITDA 146.78 60.76

Supplemental Disclosure Regarding Non-GAAP Financial Information EBITDA represents net income (loss) before income taxes, interest and depreciation and amortization. EBITDA is not a presentation made in accordance with generally accepted accounting principles ("GAAP") and is not a measure of financial condition or profitability. EBITDA should not be considered in isolation or as a substitute for "net income (loss)", the most directly comparable GAAP financial measure, or as an indicator of operating performance. By presenting EBITDA, Allis-Chalmers intends to provide investors with a better understanding of its core operating results to measure past performance as well as prospects for the future. Allis-Chalmers evaluates operating performance based on several measures, including EBITDA, as Allis-Chalmers believes it is an important measure of the operational strength of its business. EBITDA may not be comparable to similarly titled measures used by other companies. EBITDA is not necessarily a measure of Allis-Chalmers' ability to fund its cash needs, as it excludes certain financial information when compared to "net income (loss)". Users of this financial information should consider the types of events and transactions which are excluded. A reconciliation of EBITDA to net income (loss) follows: